Blackstone Mortgage Trust, Inc. October 27, 2015 Third Quarter 2015 Results Exhibit 99.2 ******************

Blackstone Mortgage Trust

Third Quarter 2015 Highlights
Core
Earnings
(a)
of
$68
million,
or
$0.72
per
share,
driven
by
the
accretive
effects
of
the
GE
portfolio
acquisition
and
the
increased
scale
of
the
business.
Increased
dividend
by
19%
to
$0.62
per
share,
reflecting
the
stabilized
earnings
power
of
the
current
senior
floating
rate
loan
investment
strategy.
Book
value
per
share
of
$26.64
and
GAAP
net
income
of
$67
million,
or
$0.72
per
share.
Loan
closings
totaled
$886
million
(b)
and
fundings
totaled
$868
million,
(b)
including
$85
million
of
follow-on
fundings
under
previously
originated
loans.
Loan
repayments
of
$497
million
of
directly-originated
loans
and
$537
million
of
loans
in
the
acquired
GE
portfolio.
GE
repayments
were
in
line
with
underwriting
and
funded
a
$125
million
(53%)
reduction
of
the
portfolio’s
add-on
advance
acquisition
financing.
Executed
ten
loan
extensions
and
upsizes
during
the
quarter,
reflecting
the
increased
scale
of
asset
management
activity
following
the
GE
portfolio
acquisition.
Added
$1.0
billion
of
financing
capacity,
including
a
€400
million
multicurrency
revolving
credit
facility
to
finance
European
loan
program.
Information included in this presentation is as of or for the period ended September 30, 2015, unless otherwise indicated. See Appendix for a definition of
Core Earnings and a reconciliation to GAAP net income, a definition of gross return on investment (“Gross ROI”), as well as certain per share calculations that are referenced throughout this presentation.
(a)
3Q 2015 Core Earnings reported net of incentive fee expenses. See Appendix for comparable presentations of prior period Core Earnings.
(b)
Includes non-consolidated senior interests of $534 million, and $491 million of related loan fundings.

Blackstone Mortgage Trust

Third
Quarter
2015
Balance
Sheet,
Net
Income,
and
Core
Earnings
(a)
(Dollars in Millions)
$2,121
$164
$7,093
$9,378
CT Legacy net income
Secured financings
($51.3)
Equity and other
(c)
$0.4
($3.2)
($13.8)
($2.0)
Loan portfolio
$136.8
$66.9
$0.4
($2.0)
Interest income
Interest expense
Non-cash comp.
$134.8
($50.9)
Core
Earnings
(b)
Net
Income
$67.5
+
+
+
Convertible notes,
net
Balance
Sheet
(a)
See Appendix page 14 for Second Quarter 2015 Balance Sheet, Net Income, and Core Earnings.
(b)
See Appendix pages 15 and 12, respectively, for a definition of Core Earnings and a reconciliation to GAAP net income.
(c)
Includes stockholders’ equity of $2.5 billion, less the net of (i) cash and cash equivalents of $139 million, (ii) certain accrued interest receivable, prepaid expenses, and other assets of $306 million, (iii) certain accounts payable, accrued expenses, and other liabilities of $87 million, and (iv) CT Legacy portfolio net equity value of $8 million.
Mgmt./Incentive fees
($0.4)
$3.2
$-
($0.5)
$-
$-
($13.8)
($2.5)
G&A/other

Blackstone Mortgage Trust

3Q Core Earnings
$0.72 per share
3Q Dividend Analysis
The
$0.62
dividend
reflects
the
stabilized
earnings
power
of
the
senior
floating
rate
investment
strategy
at
its
increased
scale
and
Core
Earnings
of
$0.72
includes
the
accretive
effects
of
the
GE
portfolio
acquisition.
Core Earnings Stabilization
(a)
Senior floating rate loans,
reinvested on an ongoing basis
GE fixed rate loans with 1.7 year
weighted average life
(b)
Additional yield from add-on
financing of GE loans
Transaction costs & deployment
lag concentrated in 2Q 2015
3Q Dividend
$0.62 per share
1Q Dividend
$0.52 per share
(a)
Not presented to scale.
(b)
Weighted average life (“WAL”) calculation considers the amount and timing of contractual repayments through the expiration date of call protection for each loan.

Blackstone Mortgage Trust

Loan Portfolio Overview
Closed
four
new
loans
totaling
$886
million
(a)
including
a
£367
million
seven-year,
fixed
rate
loan
that
is
term
financed
through
the
sale
of
a
non-consolidated
senior
interest.
Loan
repayments
of
$497
million
of
directly-originated
loans
plus
$537
million
of
loans
in
the
GE
portfolio.
Portfolio
metrics
remain
consistent,
with
Gross
ROI
(b)(c)
of
14.4%
and
LTV
of
64%.
Loan Portfolio Statistics
(a)
Includes non-consolidated senior interests of $534 million.
(b)
See Appendix for a definition of gross return on investment (“Gross ROI”), which among other things, assumes full leverage at the asset level based on the maximum available leverage in place or in negotiation for each investment, notwithstanding the amount actually borrowed.
(c)
Assumes
applicable
floating
benchmark
rates
for
weighted-average
calculation.
Weighted
average
coupon
and
all-in
yield
exclude
subordinate
loans,
which
are
not
comparable
to other loans as they are reported net of related non-consolidated senior interests. Gross ROI calculation includes all loans and related financings.
(d)
Excludes non-consolidated senior interests of $1.1 billion.
(e)
Maximum maturity assumes all extension options are exercised, however floating rate loans may generally be repaid prior to their final maturity without penalty.
(Dollars in Millions)
Floating
Fixed
Total
Number of loans
96
36
132
Principal balance
(d)
$7,340
$2,073
$9,413
Net book value
(d)
$7,304
$2,074
$9,378
Wtd. avg. origination LTV
63%
64%
64%
Wtd. avg. cash coupon
(c)
L + 4.00%
5.32%
4.55%
Wtd. avg. all-in yield
(c)
L + 4.37%
5.46%
4.87%
Wtd. avg. Gross ROI
(b)(c)
L + 12.7%
18.4%
14.4%
Wtd. avg. maximum maturity
(e)
3.4 yrs.
2.9 yrs.
3.3 yrs.
Loan Portfolio Growth
(Principal Balance in Millions)
$4,573
$5,088
$10,830
$10,550
GAAP
Balance Sheet
Non-Consolidated
Senior Interests
4Q'14
1Q'15
2Q'15
3Q'15

Blackstone Mortgage Trust

Portfolio Diversification
BXMT’s
portfolio
is
diversified
by
collateral
property
type
and
geographic
location,
and
is
comprised
of
primarily
senior
mortgages
and
similar
credit
quality
loans.
Collateral Diversification
(Net Book Value, % of Total)
41%
21%
15%
8%
6%
7%
Office
Multifamily
Hotel
Condo 2%
Other
Retail
Manufactured
Housing (MHC)
Geographic Diversification
(Net Book Value,% of Total)
Senior Loans
(a)
(Net Book Value, % of Total)
97%
States that comprise less than 1% of total loan portfolio
NM
0.4%
NY
20%
CA
11%
TX
9%
CAN
6%
FL
8%
GA
4%
IL
4%
WA
3%
VA
3%
DC
2%
NC
2%
CO
2%
AZ
2%
HI
1%
MA
1%
MD
1%
OR
1%
IA
1%
SC
1%
TN, 1%
OK
1%
PA
1%
DEU
3%
UK
10%
ES
1%
NL
1%
(a)
Senior
loans
include
senior
mortgages
and
similar
credit
quality
loans,
including
related
contiguous
subordinate
loans
and
pari
passu
participations
in
senior
mortgage
loans.

Blackstone Mortgage Trust

Financing Capacity
Closed
an
additional
$1.0
billion
of
financing
capacity
during
the
quarter,
including
a
new
€400
million
multicurrency
revolving
credit
facility.
Continued
opportunistic
use
of
senior
syndications,
with
two
transactions
during
the
quarter
providing
an
aggregate
$534
million
of
leverage.
Total
liquidity
of
$555
million
(a)
at
quarter-end,
providing
for
$2.0
billion
(a)
of
potential
loan
originations
and
fundings.
$10.4
Total
Financing
Capacity
(Dollars in Billions)
$4.6
•
Seven
facilities
with
outstanding
borrowings
of
$2.8
billion
•
All-in
cost
of
L+2.04%
Revolving Credit
Facilities
$2.2
(b)
•
11
transactions
with
nine
counterparties;
pricing
directly
related
to
underlying
collateral
assets
•
$743
million
outstanding
on
balance
sheet;
remaining
non-consolidated
senior
interests
Asset-Specific
(b)
Financings
$3.6
•
Asset-specific
advances
totaling
$3.4
billion
•
All-in
cost
of
L+1.90%
GE Portfolio
Financing
(a)
Total
liquidity
includes
$139
million
of
cash
and
$417
million
of
available
borrowings.
Potential
loan
originations
assumes
4.0x
asset-level
leverage
on
total
liquidity,
net
of
$142
million
of
minimum
liquidity
requirements
under
applicable
debt
covenants.
(b)
BXMT’s
balance
sheet
includes
asset-specific
repurchase
agreements
of
$235
million
and
loan
participations
sold
of  $507
million.
Capacity
of
$2.2
billion
also
includes
$1.4
billion
of
non-consolidated
senior
interests,
which
result
from
non-recourse
sales
of
senior
loan
interests
in
loans
BXMT
originates.
BXMT’s
net
investments
in these loans  are
reflected
in
the
form
of
mezzanine
or
other
subordinate loans
on
BXMT’s
balance
sheet.

Blackstone Mortgage Trust

Interest Rates
Earnings
are
positively
correlated
to
changes
in
USD
and
GBP
LIBOR,
the
benchmark
indices
for
74%
of
BXMT’s
loan
portfolio
and
related
secured
financings.
Concentration
of
fixed
rate
assets
in
EUR
and
CAD
results
in
an
inverse
correlation
to
EURIBOR
and
CDOR;
an
increase
in
either
benchmark
rate
by
50bps
would
decrease
annual
Core
Earnings
by
less
than
$0.02
per
share.
(a)
As of September 30, 2015, $1.1 billion of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of 0.64%.
Portfolio Income Sensitivity to USD LIBOR
(Annual Dollars of Net Interest Income per share)
78%
22%
Portfolio Fixed vs. Floating
(% of Principal Balance)
Floating
(a)
Fixed
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
0.19%
0.69%
1.19%
1.69%
2.19%
2.69%
USD LIBOR

Appendix ***********************

Blackstone Mortgage Trust

Loan Portfolio Details
The following table provides details of BXMT’s loan portfolio:
(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date.
(b)
Maximum
maturity
date
assumes
all
extension
options
are
exercised,
however
(c)
Loan consists of one or more floating and fixed rate tranches. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
(d)
Includes
(i)
112
senior
loans
with
an
aggregate
principal
balance
of
$5.9
billion
and
(ii)
five
mezzanine
loans
with
an
aggregate
principal
balance
of
$261
million
resulting
from
BXMT’s
sale
of
the
related
non-consolidated
senior
interests.
(e)
Weighted
average
coupon
and
all-in
yield
exclude
subordinate
loans,
which
are
not
comparable
to
other
loans
as
they
are
reported
net
of
syndicated
amounts.
(Dollars in Millions)
Loan Type
Origination
Date
(a)
Total
Loan
Principal
Balance
Book
Value
Cash
Coupon
All-In
Yield
Maximum
Maturity
(b)
Geographic
Location
Property
Type
Origination
LTV
(a)
Loan 1
Senior loan
6/11/2015
340
$
340
$
341
$
4.88%
(c)
4.92%
(c)
4/30/2019
Diversified-US
MHC
78%
Loan 2
Senior loan
6/23/2015
306
306
307
5.26%
(c)
5.33%
(c)
1/31/2017
Diversified-US
MHC
60%
Loan 3
Senior loan
5/22/2014
303
303
300
L+4.00%
L+4.34%
5/22/2019
U.K.
Hotel
57%
Loan 4
Senior loan
5/1/2015
320
295
292
L+3.45%
L+3.83%
5/1/2020
NY
Office
68%
Loan 5
Senior loan
1/7/2015
315
267
264
L+3.50%
L+3.95%
1/9/2020
NY
Office
53%
Loan 6
Senior loan
6/4/2015
262
259
262
5.53%
(c)
5.56%
(c)
2/9/2019
Canada
Hotel
54%
Loan 7
Senior loan
6/23/2015
212
212
212
5.38%
5.53%
1/18/2017
Germany
Retail
53%
Loan 8
Senior loan
6/11/2015
206
206
207
4.76%
(c)
4.83%
(c)
1/31/2017
Diversified-US
MHC
65%
Loan 9
Senior loan
3/4/2015
170
170
170
L+4.25%
L+4.25%
3/9/2017
WA
Office
64%
Loan 10
Senior loan
2/25/2014
166
166
165
L+4.40%
L+4.82%
3/9/2019
Diversified-US
Hotel
49%
Loan 11
Senior loan
12/9/2014
211
165
164
L+3.80%
L+4.31%
12/9/2019
Diversified-US
Office
65%
Loan 12
Senior loan
7/31/2014
215
163
163
L+3.50%
L+4.09%
8/9/2019
IL
Office
70%
Loan 13
Senior loan
1/7/2014
156
156
156
L+4.75%
L+5.14%
1/7/2019
Diversified-US
Other
58%
Loan 14
Senior loan
6/23/2015
154
146
146
L+5.00%
L+5.01%
12/20/2017
D.C.
Office
72%
Loan 15
Senior loan
11/20/2014
145
145
144
L+3.40%
L+3.62%
11/20/2019
U.K.
Hotel
62%
Loan 16-132
Various
(d)
Various
6,670
6,114
6,085
4.32%
4.68%
Various
Various
Various
64%
Total/Wtd. avg.
(e)
10,151
$
9,413
$
9,378
$
4.55%
4.87%
3.3 years
64%
floating
rate
loans
may
generally
be
repaid
prior
to
their
final
maturity
without
penalty.

Blackstone Mortgage Trust

Consolidated Balance Sheet
(Dollars in Thousands, Except per Share Data)
September 30, 2015
December 31, 2014
Assets
Cash and cash equivalents
138,600
$
51,810
$
Restricted cash
9,063
11,591
Loans receivable, net
9,377,591
4,428,500
Equity investments in unconsolidated subsidiaries
7,496
10,604
Accrued interest receivable, prepaid expenses, and other assets
319,118
86,016
Total assets
9,851,868
$
4,588,521
$
Liabilities and equity
Accounts payable, accrued expenses, and other liabilities
95,153
$
61,013
$
Secured debt agreements
6,585,654
2,365,336
Loan participations sold
507,200
499,433
Convertible notes, net
163,699
161,853
Total liabilities
7,351,706
3,087,635
Equity
Class A common stock, $0.01 par value
932
583
Additional paid-in capital
3,066,662
2,027,404
Accumulated other comprehensive loss
(27,588)
(15,024)
Accumulated deficit
(552,881)
(547,592)
Total
Blackstone
Mortgage
Trust,
Inc.
stockholders’
equity
2,487,125
1,465,371
Non-controlling interests
13,037
35,515
Total equity
2,500,162
1,500,886
Total liabilities and equity
9,851,868
$
4,588,521
$

Blackstone Mortgage Trust

Consolidated Statement of Operations
(Dollars in Thousands, Except per Share Data)
Three Months Ended September 30,
Nine Months Ended September 30,
2015
2014
2015
2014
Income from loans and other investments
Interest and related income
138,361
$
50,386
$
282,249
$
126,507
$
Less: Interest and related expenses
51,329

19,903

106,125

47,697

Income from loans and other investments, net
87,032

30,483

176,124

78,810

Other expenses
Management and incentive fees
13,813

5,412

28,535

13,219

General and administrative expenses
5,295

3,368

28,655

21,920

Total other expenses
19,108

8,780

57,190

35,139

Unrealized (loss) gain on investments at fair value
(82)

1,780

22,108

7,604

Income from equity investments in unconsolidated subsidiaries
17

-

5,677

24,294

Income before income taxes
67,859

23,483

146,719

75,569

Income tax provision (benefit)
81

(118)

431

412

Net income
67,778
$
23,601
$
146,288
$
75,157
$
Net income attributable to non-controlling interests
(890)

(1,577)

(14,724)

(6,602)

Net income attributable to Blackstone Mortgage Trust, Inc.
66,888
$
22,024
$
131,564
$
68,555
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
93,357,960

49,211,205

77,752,247

45,093,314

Net income per share of common stock
0.72
$
0.45
$
1.69
$
1.52
$

Blackstone Mortgage Trust

Per Share Calculations
(Amounts in Thousands, Except per Share Data)
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
(a)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans.
September 30, 2015
June 30, 2015
Stockholders' equity
2,487,125
$
2,483,124
$
Shares
Class A common stock
93,213

93,230

Deferred stock units
135

130

Total outstanding
93,348

93,360

Book value per share
26.64
$
26.60
$
Three Months Ended
September 30, 2015
June 30, 2015
Net income
66,888
$
29,284
$
Weighted-average shares
  outstanding, basic and diluted
93,358

80,941

Earnings per share, basic and diluted
0.72
$
0.36
$
Three Months Ended
September 30, 2015
June 30, 2015
Net income
66,888
$
29,284
$
CT Legacy Portfolio net income
(401)

(1,857)

Non-cash compensation expense
3,188

3,396

GE purchase discount accretion adjustment
(a)
(2,008)

(459)

Other items
(119)

416

Core Earnings
67,548
$
30,780
$
Weighted-average shares outstanding, basic and diluted
93,358

80,941

Core Earnings per share, basic and diluted
0.72
$
0.38
$

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
(a)
Beginning in the third quarter of 2015, Core Earnings is reported net of incentive fee expenses. Prior period Core Earnings have also been presented above net of  incentive fees to allow for comparability.
(Amounts in Thousands, Except per Share Data)
Three Months Ended
Nine Months Ended
March 31,
2015
June 30,
2015
September 30,
2015
September 30,
2015
Net income
35,393
$
29,284
$
66,888
$
131,565
$
CT Legacy Portfolio segment net income
(8,400)
(1,857)
(401)
(10,658)
Non-cash compensation expense
3,297
3,396
3,188
9,881
GE purchase discount accretion adjustment
(a)
-
(459)
(2,008)
(2,467)
Other items
342
416
(119)
639
Core Earnings
30,632
$
30,780
$
67,548
$
128,960
$
Weighted-average shares outstanding, basic and diluted
58,576
80,941
93,358
77,752
$
Net income per share, basic and diluted
0.60
$
0.36
$
0.72
$
1.69
$
Core Earnings
per share, basic and diluted
0.52
$
0.38
$
0.72
$
1.66
$

Blackstone Mortgage Trust

Second
Quarter
2015
Balance
Sheet,
Net
Income,
and
Core
Earnings
(a)
(Dollars in Millions)
$2,243
$163
$7,725
$10,131
CT Legacy net income
Secured financings
($30.6)
Equity and other
(b)
$1.9
($3.4)
($9.5)
($9.0)
Loan Origination
portfolio
$80.0
$29.3
$0.4
($0.5)
Interest income
Interest expense
Non-cash comp.
$79.5
($30.2)
Core
Earnings
(a)
Net
Income
$30.8
+
+
+
Convertible notes,
net
Balance
Sheet
(a)
See Appendix pages 15 and 12, respectively, for a definition of Core Earnings and a reconciliation to GAAP net income.
(b)
Includes stockholders’ equity of $2.5 billion, less the net of (i) cash and cash equivalents of $104 million, (ii) certain accrued interest receivable, prepaid expenses, and other assets of $202 million, (iii) certain accounts payable, accrued expenses, and other liabilities of $73 million, and (iv) CT Legacy portfolio net equity value of $8 million.
Mgmt. fees/G&A
($1.9)
$3.4
$-
$-
$-
$-
($9.5)
($9.0)
Transaction expenses

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings,
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”)
in
this
presentation.
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
beginning
with
the
third
quarter
of
2015,
BXMT
will
report
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Weighted
average
gross
return
on
investment
(“Gross
ROI”):
Investment
return
based
on
each
asset’s
all-in
yield,
assuming
current
rates
with
no
dispositions,
early
repayments,
or
defaults,
and
all-in
cost
of
secured
debt,
assuming
full
leverage
at
the
asset
level
based
on
the
maximum
available
leverage
in
place
or
in
negotiation
for
each
investment,
notwithstanding
the
amount
actually
borrowed.
Gross
ROI
includes
the
impact
of
financing
the
fixed
rate
loans
in
the
GE
portfolio
with
floating
rate
debt,
but
excludes
costs
related
to
convertible
notes,
the
sequential
pay
advance
under
the
GE
portfolio
acquisition
facility,
management
fees,
and
other
corporate-level
expenses.
Gross
ROI
is
presented
solely
for
informational
purposes
and
is
not
representative
of
net
income
recognized
in
prior
or
future
periods.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
Blackstone
Mortgage
Trust’s
(“BXMT”)
current
views
with
respect
to,
among
other
things,
BXMT’s
operations
and
financial
performance,
including
performance
of
its
recently
acquired
loan
portfolio
from
GE
Capital.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“approximately,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2014
and
under
the
section
entitled
“Risks
Related
to
the
Loan
Portfolio
Acquisition”
in
its
Quarterly
Report
on
Form
10-Q
for
the
fiscal
quarter
ended
March
31,
2015,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.